UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2013

STAPLES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-17586	04-2896127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Hundred Staples Drive, Framingham, MA	01702
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: 508-253-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Staples, Inc. held its annual meeting of stockholders on June 3, 2013. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders. More information about the proposals set forth below can be found in the Proxy Statement filed with the Securities and Exchange Commission on April 12, 2013.

1.	Staples' stockholders elected all thirteen nominees to serve on the Board of Directors. The results of the voting were as follows:

DIRECTOR	FOR	AGAINST	ABSTAIN

Basil L. Anderson	488,236,986	17,539,869	2,715,480

Arthur M. Blank	489,143,638	16,610,648	2,738,049

Drew G. Faust	503,309,779	3,310,268	1,872,288

Justin King	502,566,490	3,192,421	2,733,424

Carol Meyrowitz	502,620,279	3,172,148	2,699,908

Rowland T. Moriarty	481,877,801	23,893,151	2,721,383

Robert C. Nakasone	482,811,151	22,953,927	2,727,257

Ronald L. Sargent	490,936,882	14,373,391	3,181,062

Elizabeth A. Smith	502,463,604	3,332,502	2,696,229

Robert E. Sulentic	502,567,795	3,187,496	2,737,044

Raul Vazquez	501,975,584	3,787,796	2,728,955

Vijay Vishwanath	500,063,784	5,691,864	2,736,687

Paul F. Walsh	482,842,870	22,914,110	2,735,355

There were 64,944,717 broker non-votes for each director.

2.    Staples' stockholders voted, on an advisory basis, to approve the executive compensation of Staples' named executive officers as disclosed pursuant to the SEC's compensation disclosure rules. The results of the voting were 496,363,751 shares of common stock for and 9,596,955 shares of common stock against. There were 2,531,629 shares of common stock abstaining and 64,944,717 broker non-votes on this matter.

3.           Staples' stockholders voted to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year. The results of the voting were 566,877,398 shares of common stock for and 4,573,422 shares of common stock against. There were 1,986,232 shares of common stock abstaining and there were no broker non-votes on this matter.

4.           The non-binding stockholder proposal to provide proxy access for stockholders holding 1% of Staples’ common stock for one year was not approved by Staples' stockholders. The results of the voting were 186,575,301 shares of common stock for and 319,259,151 shares of common stock against. There were 2,657,883 shares of common stock abstaining and 64,944,717 broker non-votes on this matter.

5     The non-binding stockholder proposal requiring Staples to have an independent Board chairman was not approved by Staples' stockholders. The results of the voting were 210,722,967 shares of common stock for and 295,315,738 shares of common stock against. There were 2,453,630 shares of common stock abstaining and 64,944,717 broker non-votes on this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 7, 2013	Staples, Inc.

		By:	/s/ Michael T. Williams
Michael T. Williams
Senior Vice President,
General Counsel and Secretary